Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the “Company”), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-8 and any amendments hereto (including any post-effective amendment), to be filed with the Securities and Exchange Commission to register under the Securities Act of 1933 an additional 200,000 Class A Common Shares of the Company, to be issued by the Company pursuant to the Cooper Industries, Ltd. Amended and Restated Directors’ Stock Plan; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 8th day of May 2006.

/s/	Stephen G. Butler

Stephen G. Butler

Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the “Company”), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-8 and any amendments hereto (including any post-effective amendment), to be filed with the Securities and Exchange Commission to register under the Securities Act of 1933 an additional 200,000 Class A Common Shares of the Company, to be issued by the Company pursuant to the Cooper Industries, Ltd. Amended and Restated Directors’ Stock Plan; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 8th day of May 2006.

/s/	Robert M. Devlin

Robert M. Devlin

Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the “Company”), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-8 and any amendments hereto (including any post-effective amendment), to be filed with the Securities and Exchange Commission to register under the Securities Act of 1933 an additional 200,000 Class A Common Shares of the Company, to be issued by the Company pursuant to the Cooper Industries, Ltd. Amended and Restated Directors’ Stock Plan; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 8th day of May 2006.

/s/	Ivor J. Evans

Ivor J. Evans

Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the “Company”), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-8 and any amendments hereto (including any post-effective amendment), to be filed with the Securities and Exchange Commission to register under the Securities Act of 1933 an additional 200,000 Class A Common Shares of the Company, to be issued by the Company pursuant to the Cooper Industries, Ltd. Amended and Restated Directors’ Stock Plan; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 9th day of May 2006.

/s/	Linda A. Hill

Linda A. Hill

Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the “Company”), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-8 and any amendments hereto (including any post-effective amendment), to be filed with the Securities and Exchange Commission to register under the Securities Act of 1933 an additional 200,000 Class A Common Shares of the Company, to be issued by the Company pursuant to the Cooper Industries, Ltd. Amended and Restated Directors’ Stock Plan; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 8th day of May 2006.

/s/	James J. Postl

James J. Postl

Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the “Company”), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-8 and any amendments hereto (including any post-effective amendment), to be filed with the Securities and Exchange Commission to register under the Securities Act of 1933 an additional 200,000 Class A Common Shares of the Company, to be issued by the Company pursuant to the Cooper Industries, Ltd. Amended and Restated Directors’ Stock Plan; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 8th day of May 2006.

/s/	Dan F. Smith

Dan F. Smith

Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the “Company”), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-8 and any amendments hereto (including any post-effective amendment), to be filed with the Securities and Exchange Commission to register under the Securities Act of 1933 an additional 200,000 Class A Common Shares of the Company, to be issued by the Company pursuant to the Cooper Industries, Ltd. Amended and Restated Directors’ Stock Plan; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 17th day of May 2006.

/s/	Gerald B. Smith

Gerald B. Smith

Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the “Company”), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-8 and any amendments hereto (including any post-effective amendment), to be filed with the Securities and Exchange Commission to register under the Securities Act of 1933 an additional 200,000 Class A Common Shares of the Company, to be issued by the Company pursuant to the Cooper Industries, Ltd. Amended and Restated Directors’ Stock Plan; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 8th day of May 2006.

/s/	James R. Wilson

James R. Wilson